Tempur Sealy 2015 Investor Day New York, NY February 18, 2015 “Improving the Sleep of More People Every Night, All Around the World ” Exhibit 99.1

Mark Rupe Vice President, Investor Relations 2

• Mark Sarvary Investment Highlights & Strategy
• Tim Yaggi North America
• David Montgomery International
• Dale Williams Financial Overview
• Leadership Team Q&A Session
Webcast participants may email questions to: investor.relations@tempursealy.com
Agenda

Tim Yaggi
Chief Operating Officer
Mark Sarvary
CEO and President
David Montgomery
EVP and President,
International
Dale Williams
EVP and CFO
Barry Hytinen
EVP, Corporate
Development & Finance
Company Participants
Mark Rupe
VP, Investor
Relations

Forward-Looking Statements
This investor presentation contains "forward-looking statements,” within the meaning of the federal securities laws, which include information concerning one or more of the
Company's plans, objectives, goals, strategies, and other information that is not historical information. When used in this presentation, the words "assumes," "estimates,"
"expects," “guidance,” "anticipates," "projects," "plans," “proposed,” "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding its key strategic growth initiatives and strategic priorities, expectations regarding the Company’s net sales, revenue performance, adjusted EBITDA, adjusted EPS, operating cash flow, free cash flow, synergies and pricing increases and related assumptions for 2015 and subsequent years, expectations regarding net sales growth rates, sales growth opportunities for Sealy in international markets and for the TEMPUR-Flex line of products, margin improvements, expansion of distribution, AUSP growth, the impact of foreign exchange, the Company’s leverage ratio, and expectations regarding growth opportunities relating to acquisitions and returning value to stockholders. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.
Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward-looking statements in this investor presentation. These risk factors include risks associated with the Company’s capital structure and increased debt level; the ability to successfully integrate
Sealy into the Company’s operations and realize cost and revenue synergies and other benefits from the transaction; whether the Company will realize the anticipated benefits from its asset dispositions in 2014 and the acquisition of brand rights in certain international markets in 2014; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the
Company's gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company's business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported net sales and earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the
Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain and improve efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax proceedings; changing commodity costs; and the effect of future legislative or regulatory changes.
Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission, including without limitation the Company's 2014 Annual Report on Form 10-K filed on February 13, 2015 with the SEC, under the headings "Special Note Regarding Forward-Looking
Statements" and "Risk Factors." Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.
Note Regarding Historical Financial Information:
In this investor presentation we provide or refer to certain historical information for the Company.  For a more detailed discussion of the Company’s financial performance please refer to the Company’s SEC filings.
Note Regarding Trademarks, Trade Names and Service Marks:
TEMPUR, Tempur-Pedic, TEMPUR-Cloud, TEMPUR-Choice, TEMPUR-Weightless, TEMPUR-Contour, TEMPUR-Rhapsody, TEMPUR-Flex, GrandBed, TEMPUR-Simplicity,
TEMPUR-Ergo, TEMPUR-UP, TEMPUR-Neck, TEMPUR-Symphony, TEMPUR-Comfort, TEMPUR-Traditional, TEMPUR-Home, Sealy, Sealy Posturepedic, Stearns & Foster, and
Optimum are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries.  All other trademarks, trade names and service marks in this presentation are the property of the respective owners.

5 Mark Sarvary President & Chief Executive Officer

Investment Highlights Industry Landscape Strategy Summary Key Topics 6

Largest And Only Truly Global Bedding Company
Comprehensive Portfolio of Iconic Brands
Complete and Complementary Product Offering
Strong Management Team, Executing A Compelling Strategy
Significant Sales, Margin and Earnings Growth Opportunity
Strong Cash Flow

The Industry’s Only Truly Global Company Note: Presence includes subsidiaries, joint ventures, third party, and licensee markets. 8 Tempur Sealy Presence

Complete and Complementary Portfolio of Brands
Luxury
Premium
Mid-Price
Value

Tempur-Pedic
• #1 US Brand People Are Most Interested In Purchasing
Sealy
• #1 US Brand In Total Awareness
• #1 US Brand People Are Most Likely To Buy
Stearns & Foster
• #1 US Brand In Luxury Innerspring Sales
Note 1: 2014 Mattress Industry Consumer Research – U.S. Market
Note 2: Stearns & Foster #1 US Brand in Luxury Innerspring Sales based on management estimates.

Complete Range Of Products
Innerspring
Hybrid
Stearns & Foster TEMPUR-Flex
Adjustable Comfort
TEMPUR-Cloud
Memory Foam, Gel Visco, Latex
Tempur Material
Other Specialty

Adjustable Bases
TEMPUR-Ergo Plus
Pillows
TEMPUR Pillows

Strong, Established Management Team

Experienced Management Team With Proven Track
Record Of Execution
Years with
Consumer Tempur
Name Position Prior Experience Products Inter'l Sealy
Mark Sarvary President and CEO President, Campbell Soup North America
CEO, J. Crew Group 6
President, Stouffer's Frozen Food Division at Nestle
Tim Yaggi COO Group President, Masco Corporation
EVP, Whirlpool Corporation 2
Norelco (Philips)
Dale Williams EVP and CFO CFO, Honeywell Control Products
CFO, Saga Systems 11
CFO, GE Information Systems
Rick Anderson EVP and President, VP, Gillette
North America Gillette / Procter & Gamble 8
David Montgomery EVP and President, President, Rubbermaid Europe
International VP, Black & Decker Europe, Middle East, Africa 12
Jay Spenchian EVP and Chief Marketing EVP and CMO, Olive Garden and Red Lobster
Officer Executive Director, Marketing, General Motors
Prior Experience
Joined in
2014

Tempur Sealy Strategic Priorities
Leverage and Strengthen Our Comprehensive
Portfolio Of Iconic Brands & Products
Expand Distribution And Seek Highest Dealer
Advocacy
Expand Margins With Focus On Driving
Significant Cost Improvement
Accretive Acquisitions Of Licensees And Joint
Ventures
Leverage Global Scale For Competitive
Advantage
Delivering Value For Stockholders
Note 1:  Management estimates. Please refer to “Forward Looking Statements”.
Note 2:  Targets are based on constant currency. For information on the methodology used to present constant currency information please refer to slide 167.
Note 3:  Adjusted EPS (which is a non-GAAP measure) is EPS adjusted for Sealy transaction and integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations on slide 160 and the Company’s SEC filings for more information regarding the definition of adjusted EPS.

• Base Annual Targets:
Sales Growth Of 6% And Adjusted
EPS Growth Of 15%
• Strong Cash Flow To Reduce Debt
And Return Value to Stockholders

Strategic Accomplishments 2009 – 2014
Grew Tempur-Pedic US net sales from $525 million in 2009 to $1.0 billion in 2014, a 14% CAGR
Introduced the highly successful TEMPUR-Cloud line, which doubled the Company’s U.S. mattress business
Grew Tempur International net sales from $306 million in 2009 to $472 million in 2014, a 9% CAGR
Increased distribution and brand awareness and expanded product offering significantly since 2009
Positioned the Company for future growth through acquisitions of Third Party Distributors in several key markets, including China, Korea, Brazil and Mexico
Completely revamped Tempur North America mattress and adjustable base product offering
Strengthened US retailer economics
Strategic acquisition of Sealy Corporation created significant stockholder value
TPX shares have appreciated over 100% from the day prior to the acquisition announcement
Today, Tempur Sealy has a complete and complementary brand and product portfolio, with unique global capabilities and unmatched growth opportunities around the world
Enhanced stockholder value through the repurchase of 20 million shares between 2009 and 2012
EPS of $1.12 in 2009 grew to adjusted EPS of $2.65 in 2014, a 19% CAGR
Note 1:  US market share is based on management estimates.
Note 2:  2009 EPS of $1.12 had no items of the type excluded in adjustments to determine the Company’s adjusted EPS.
Note 3:  TPX share price on September 26, 2012 was $26.78.
Note 4:  Adjusted EPS (which is a non-GAAP measure) is EPS adjusted for Sealy transaction and integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations on slide 160 and the Company’s SEC filings for more information regarding the definition of adjusted EPS.
Responded aggressively when the competitive environment in North America changed in 2012
Increased US market share from 8% in 2009 to an estimated 13% in 2014

Focused On Execution
Financial Results
Operational Achievements

Actions Have Positioned Us For Enhanced Future
Growth And Margin Improvement
Initiated major cost reduction projects related to Sealy in late 2014
Acquired strategic growth platforms and divested non-core assets
Organizational integration with Sealy essentially complete in North America
Returned Tempur North America to a position of strength and growth in 2014
2014 Reduced debt $234 million, consistent with deleveraging strategy after Sealy acquisition
2014 Operating Cash Flow was $225 million vs. $98 million in 2013
2014 Adjusted EPS increased 11% (constant currency +18%)
2014 Net Sales increased 21% (estimated net sales growth would have been +8% had we owned Sealy for all of 2013)
Note 1:  Estimated net sales growth of 8% for 2014 is based on Tempur Sealy International consolidated net sales for 2013 plus management’s estimates for Sealy sales for the period of January
1, 2013 to March 17, 2013. The Sealy acquisition was completed on March 18, 2013.
Note 2:  Adjusted EPS (which is a non-GAAP measure) is EPS adjusted for Sealy transaction and integration costs, loss on disposal of business related to the disposition of the three U.S.
innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations on slide 160 and the Company’s SEC filings for more information regarding the definition of adjusted EPS. GAAP EPS for 2014 was $1.75.
Note 3:  For information on the methodology used to present constant currency information please refer to slide 167.

DELEVERAGING TO 3X AND RETURN VALUE TO SHAREHOLDERS
SALES GROWTH
OPERATING MARGIN IMPROVEMENT
ADJUSTED EPS GROWTH
6%
50bps
15%
Annual Base Growth Targets 2015-2018
Targets are based on Constant Currency
Note 1:  Management estimates. Please refer to “Forward Looking Statements”.
Note 2:  Targets are based on constant currency, excluding the impact from foreign exchange. For information on the methodology used to present constant currency information please refer to slide 167.
Note 3:  Adjusted EPS (which is a non-GAAP measure) is EPS adjusted for Sealy transaction and integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations on slide 160 and the
Company’s SEC filings for more information regarding the definition of adjusted EPS.

Internal Target: 100bps Annual Operating Margin
Improvement

2015 -2018
Objective 2014
Annual
Incremental
Operating
Income
1
Initiative
Sealy US Gross Margin Improvement 30% 33% $45 million
Cost Synergies
4
$45 million $70 million $25 million
Adjusted Operating Expense Leverage 29% 28% $30 million
$125 million
2015 Pricing – $25 million $25 million
These Initiatives Alone Provide More Than 300bps Of
Operating Margin Improvement
2
3
Note 1:  Represents initiatives to be achieved by 2018. Our expectation is that they will ramp through the period.  Approximately 30% of the total $125 million is incorporated into our full year 2015 adjusted EPS guidance. See “Forward Looking Statements”.
Note 2:  Refers to Sealy gross margin in the U.S. of 30% in 2014. Sealy US gross margin improvement excludes the benefit from cost synergies.
Note 3:  Adjusted operating expense leverage is a non-GAAP measure. For information on the methodology used to present adjusted operating expense leverage and a reconciliation to GAAP operating expense leverage please refer to slide 164.
Note 4:  Cost synergies reflect annualized cost synergies realized from the Sealy transaction.

2015 Guidance Consistent With Targets

FX Adjusted
1,2
Guidance Range
1
Net Sales Growth
2% to 5% 5.5% to 8.5%
Adjusted Operating Margin
3
Growth
~10 to 80bps ~80 to 150bps
Adjusted EPS Growth
2% to 17% 12% to 27%
Guidance
Mid-Point
FX Adjusted
1,2
7.0%
~115bps
20%
Note 1: The Company issued guidance on February 5, 2015 for full year 2015 Net Sales of $3.050 billion to $3.150 billion and Adjusted EPS of $2.70 to $3.10.
Note 2: For information on the methodology used to present constant currency information please refer to slide 167.
Note 3: Adjusted operating margin is a non-GAAP measure.  For information on the methodology used to present adjusted operating margin please refer to slide 165.
Note 4: Management estimates. Please refer to “Forward Looking Statements”.

18 Investment Highlights Industry Landscape Strategy Summary Key Topics

19 Global Mattress Industry Is Large And Growing Note: CSIL World Mattress Report, 2014 (Top 35 Markets Mattress Consumption) ($ in billions at wholesale) Doubled In 10 Years

US Manufacturer Consolidation
US Bedding Specialty Stores Consolidation
New Channels
Technological Innovations

Industry Evolving, Particularly In US
Tempur Sealy Is Well-Positioned To Capitalize On The
Industry Evolution
Source of Tempur Sealy
Advantage
Examples
Serta Simmons
• Leader of the consolidation
• Strong complementary brands
• Very strong, strategic
relationship
• Single sales force
• Direct sales expertise
• Industry leading investment
and expertise at product
development

Investment Highlights Industry Landscape Strategy Summary Key Topics 21

Clear Strategic Priorities
Leverage and Strengthen Our Comprehensive
Portfolio Of Iconic Brands & Products
Expand Margins With Focus On Driving
Significant Cost Improvement
Delivering Value For Stockholders

Expand Distribution And Seek Highest Dealer
Advocacy
Leverage Global Scale For Competitive
Advantage
Accretive Acquisitions Of Licensees And Joint
Ventures
Note 1:  Management estimates. Please refer to “Forward Looking Statements”.
Note 2:  Targets are based on constant currency. For information on the methodology used to present constant currency information please refer to slide 167.
Note 3:  Adjusted EPS (which is a non-GAAP measure) is EPS adjusted for Sealy transaction and integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations on slide 160 and the Company’s SEC filings for more information regarding the definition of adjusted EPS.
• Strong Cash Flow To Reduce
Debt And Return Value to
Stockholders
• Base Annual Targets:
Sales Growth Of 6% And Adjusted
EPS Growth Of 15%

Drivers Of Mattress Industry Growth
Total Sales
Growth
Driven By Brand Strength
And Innovation
Total Unit
Growth
Price
Growth
Driven By Population Growth
And Replacement
Note 1: Mattress industry growth information is based on ISPA 2013 Mattress Industry Report of Sales & Trends. 2014 is based on management estimates.
Note 2: Information for Tempur-Pedic share of industry growth is based on management estimates.
Tempur-Pedic accounted for ~22% of mattress
industry growth from 1999 - 2014

We Are Committed To Driving Retail AUSPs Higher
Tempur-Pedic US
Avg. Transaction Value
+9% CAGR
Tempur-Pedic US
Mattress AUSP
+6% CAGR
Stearns & Foster
Mattress AUSP
+7% CAGR
$0
$1,000
$2,000
2011 2012 2013 2014
Note:  All numbers are based on wholesale price growth. Transaction value is defined as “Bedding sales”, which includes mattresses and foundations, divided by mattress unit shipments.

Industry Leading Investment In Breakthrough Marketing 25 Tempur Sealy Invested Over $500 million In Global Marketing in 2014

U.S. Consumers Are Most Likely To Buy Our Brands
35%
15%
11%

Note: 2014 Mattress Industry Consumer Research – U.S. Market
Tempur-Pedic
Simmons
Serta
Sleep Number
Sealy
Brands Most Likely To Buy – Prospective US Buyers
Tempur Sealy Serta Simmons Select Comfort

Our Investment In Product Innovation Exceeds Our
Competitors
Over 2x
Greater
Note 1: Reflects R&D spend in 2014.
Note 2: Competitor information is based on management estimates.
Tempur Sealy Competitor A & B Competitor C

Last Year’s Innovative New Products Were A Major
Success
Tempur Cloud & Contour
Optimum & Sealy
Stearns & Foster
Tempur Breeze
Execution of a record number of product introductions in 2014
Delivered compelling consumer benefits
Drove US market share increases

Investing To Drive Additional Growth In 2015 And
Beyond
Tempur Pillows
Posturepedic
Tempur North
Tempur Flex
Note: Tempur-Flex products are priced at queen set retail price points above $2,000.
We believe TEMPUR-Flex expands consumer appeal and can drive incremental sales above $2,000
New Posturepedic offering will have expanded placement
Robust future pipeline

Furniture and bedding retailers
Department stores
Warehouse / club stores
Company-owned stores (over 100)
Electronics and appliance retailers
Mass merchant and discount stores
Direct-to-consumer (e-commerce/call center)
Hospitality and contract
15,400
16,900
Broad Distribution In Traditional And Alternative
Channels
Channels
9,400
11,700
6,000
5,200
0
5,000
10,000
15,000
20,000
Tempur Sealy
Retail Doors
North America International

Integrated
Sales Team
Best
Dealer
Support
Best Partner
To Deliver
Gross Profit $
Category
Management
Integrated
Product
Portfolio
Best Brands
In-Store
Marketing &
Training
Striving For Highest Dealer Advocacy
Tempur, Sealy,
Stearns & Foster
Innerspring, Hybrid,
Tempur material,
Adjustable bases, Pillows
Fully integrated sales
force in North America
in 2015
Significant investment in
in-store marketing
support and training
Improving slot
productivity and trade
spend
Coordinated portfolio
that drives traffic and
average ticket

32 The Industry’s Only Truly Global Company Tempur Sealy Presence Note: Presence includes subsidiaries, joint ventures, third party, and licensee markets.

Tempur Sealy Has A Significant Market Share Opportunity 33 Market Leader Top 5 Market Position Underpenetrated Asia Pacific Europe US and Canada Latin America

US Canada Europe Asia Pacific Latin America 34 Capitalizing On Opportunity Different By Geography Marketing Product Innovation Opening Own Stores Leveraging Distribution Synergies Leverage JV (CR)

Global Scale And Capabilities Provides A Distinct
Competitive Advantage
Tempur Sealy Is Uniquely Positioned To Capitalize On Its
Integrated Product And Brand Portfolio On A Global Basis
• Procurement
• R&D
• Engineering and design
Product Development
• Cloud and Breeze Beds
• Stearns & Foster
• Posturepedic Hybrid
Distribution Brand

Licensees and Third Party Distributors

Acquired
2014
Since 2006 we have acquired brand rights and distributors or distribution rights in several markets
More than 65 Tempur 3
rd
Party Distributors
Existing Licensee & 3
rd
Party Distributor Markets
Note: In certain markets where we have licensees there is no current option to purchase and thus if we wanted to make an acquisition we would need to negotiate.
Sealy Brand Rights
Tempur Distribution Rights
Australia
Brazil
Colombia
Dominican Republic
Honduras
Israel
Jamaica
New Jersey
Paraguay
Saudi Arabia
South Africa
Thailand
United Kingdom
Venezuela

Own 50% with option to purchase remaining 50% in 2020
JV Partner is Sealy of Australia, a Sealy brand Licensee
~$100 million in annual 2014 sales, with 25%+ CAGR since 2009
Accretive operating margin profile
Asia Joint Ventures

Note 1: Sales and operating margin figures for Asia JV is based on 2014 sales.
Note 2: CAGR calculation based on historical results for 2009-2014 period.
Asia JV Markets
China
Hong Kong
India
S. Korea
Taiwan
Malaysia
Singapore
Indonesia
New Zealand
Sealy China

Own 45% with option to purchase remaining 55% in 2017 JV Partner is industry pioneer and founder of Sleep Innovations Comfort Revolution JV 38

Investment Highlights Industry Landscape Strategy Summary Key Topics 39

Tempur Sealy Strategic Priorities
Leverage and Strengthen Our Comprehensive
Portfolio Of Iconic Brands & Products
Delivering Value For Stockholders

• Base Annual Targets:
Sales Growth Of 6% And Adjusted
EPS Growth Of 15%
• Strong Cash Flow To Reduce Debt
And Return Value to Stockholders
Expand Distribution And Seek Highest Dealer
Advocacy
Expand Margins With Focus On Driving
Significant Cost Improvement
Leverage Global Scale For Competitive
Advantage
Accretive Acquisitions Of Licensees And Joint
Ventures
Note 1:  Management estimates. Please refer to “Forward Looking Statements”.
Note 2:  Targets are based on constant currency. For information on the methodology used to present constant currency information please refer to slide 167.
Note 3:  Adjusted EPS (which is a non-GAAP measure) is EPS adjusted for Sealy transaction and integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations on slide 160 and the Company’s SEC filings for more information regarding the definition of adjusted EPS.

Annual Base Growth Targets 2015-2018

Internal Target: 100bps Annual Operating Margin Improvement
Targets are based on Constant Currency
DELEVERAGING TO 3X AND RETURN VALUE TO SHAREHOLDERS
SALES GROWTH
OPERATING MARGIN IMPROVEMENT
ADJUSTED EPS GROWTH
6%
50bps
15%
Note 1: Management estimates. Please refer to “Forward Looking Statements”.
Note 2: Targets are based on constant currency, excluding the impact from foreign exchange. For information on the methodology used to present constant currency information please refer to slide 167.
Note 3: Adjusted EPS (which is a non-GAAP measure) is EPS adjusted for Sealy transaction and integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations on slide 160 and the
Company’s SEC filings for more information regarding the definition of adjusted EPS.

Committed, Capable People With Strong Shared Values 42

Tim Yaggi Chief Operating Officer 43

Overview Industry Update 2014 Review Growth Initiatives Profitability Focus Summary North America Key Topics 44

North America Segment 45 North America – A $2.4 Billion Segment

Tempur Sealy North America

Comprehensive portfolio of iconic brands
Complete and complementary product offering
Luxury
Premium
Mid-Price
Value
2014 Sales by Brand
Tempur-Pedic
Posturepedic
Stearns & Foster
Sealy
Broadly distributed across all key channels – sold in well over 10,000 doors
Address every key consumer preference – price point and technology

47 Best Brands With Distinct Roles And Messaging The Best Sleep There’s only one Tempur-Pedic ® ; nothing precisely adapts, supports and aligns like TEMPUR ® 47 Unsurpassed Back Support

48 Complete Range Of Mattress Technologies – TEMPUR Material

49 Complete Range Of Mattress Technologies – Hybrid

50 Complete Range Of Mattress Technologies – Innerspring

Complete Range Of Mattress Technologies – Other Specialty Memory Foam and Gel Visco Latex Adjustable Comfort 51

Complete Range Of Adjustable Bases – Tempur-Pedic TEMPUR-Ergo Premier TEMPUR-Ergo Plus TEMPUR-UP 52

Complete Range Of Pillows And Comfort Products 53

Overview Industry Update 2014 Review Growth Initiatives Profitability Focus Summary North America Key Topics 54

($ in billions at
wholesale)
representative sample for 2006 and 2011. Specialty data not available prior to 2004.
2014 is based on management estimates.
US Mattress Industry Sales At Record Level
15 Year CAGR: +5%
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
Innerspring Specialty
Market
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E
$2.8
$3.0
$3.1
$3.3
$3.6
$4.1
$4.8
$5.2
$5.3
$4.8
$4.4
$4.6
$5.0
$5.5
$5.7
$6.0
Note:  Based on ISPA 2013 Mattress Industry Report of Sales & Trends, with  ISPA revised

US Mattress Industry Units Well Below Prior Peak

Units
(units in thousands)
($ in billions at
wholesale)
15 Year CAGR: 0%
Innerspring Specialty
Market
representative sample for 2006 and 2011. Specialty data not available prior to 2004.
2014 is based on management estimates.
21,345
21,675
21,233
21,484
22,022
22,481
23,985
22,583
21,766
19,587
18,134
19,257
19,063
19,874
20,077
20,375
0
5,000
10,000
15,000
20,000
25,000
30,000
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E
Note:  Based on ISPA 2013 Mattress Industry Report of Sales & Trends, with  ISPA revised

Growth Mostly Driven By Higher Mattress Prices
($ at wholesale)
15 Year CAGR: +5%
$133
$140
$145
$153
$163
$182
$199
$229
$242
$244
$240
$239
$261
$278
$286
$296
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E
Note:  Based on ISPA 2013 Mattress Industry Report of Sales & Trends, with  ISPA revised representative sample for 2006 and 2011. 2014 is based on management estimates.

Tempur Sealy Is A Key Driver Of Industry AUSP
Note 1: Based on gross wholesale mattress AUSP.
Note 2: Information for competitors is based on management estimates and ISPA data.
Average US Mattress Unit Wholesale Price
Competitors
Tempur-Pedic
2011 2012 2013 2014

US Industry Adjustable Base Sales Have More Than
Doubled
Note 1: Adjustable base shipment data is based on ISPA 2013 Mattress Industry Report of Sales & Trends. 2014 is based on management estimates.
Note 2: Information for Tempur-Pedic share of adjustable base industry growth is based on management estimates.
($ in millions at
wholesale)

Tempur-Pedic is the market share leader and
has accounted for ~33% of adjustable base
industry sales growth from 2011 - 2014
$204
$328
$403
$500
2011 2012 2013 2014E
US Industry Adjustable Base Shipments

Overview Industry Update 2014 Review Growth Initiatives Profitability Focus Summary North America Key Topics 60

Built Capabilities in 2014
Product Development:
Launch execution
Global innovation pipeline
Brand Marketing:
New talent and enhanced capabilities, strong media campaign
Strong creative development and media buying
Channel:
Combined field selling organization
Category management
Operations:
Began the combination of our TS logistics network
Started the transformation of Sealy manufacturing organization

2014 Product Launch Capability
Record number of launches
All delivered on time with high quality
Supporting materials on time
Transitions from old to new were well managed
Contained compelling consumer benefits
Supported with rigorous market research
Offered strong value propositions
Delivered benefits aligned with the brand promises
Demonstrated Capability To Develop And Execute Major Product
Launches That Drive Market Share

2014 Product Launch Results
Tempur Cloud/Contour launch was largest ever and very effective
Stearns & Foster launch delivered all-time sales record
Sealy Innerspring launch returned brand to double-digit growth
Sealy Optimum 2.0 line revitalized

Solid Growth From Other Key Products
Posturepedic Adjustable Bases

Achieved Growth Across The Portfolio
Dramatic growth in adjustable bases with attach rates exceeding 50%
Continued success of Breeze and Posturepedic
TEMPUR-Breeze

Invested Media Synergies In 2014
20%+
Higher
Tempur Sealy TRPs In 2014
Kantar media data from January – September, 2014. TRPs are target rating points and are a

2014 2013
measure of reach for a specifically targeted audience.
Source:

Effective National TV Ad Campaigns 66 New Creative Tested Extremely Well With Our Target Audience

Strong Results From Marketing Investments Website Visits +24% Target Rating Points >+20% Adjustable Base Sales +32% Retail Locator Visits +62% 67 Note: Data reflects 2014 versus 2013.

Overview Industry Update 2014 Review Growth Initiatives Profitability Focus Summary North America Key Topics 68

Introducing TEMPUR-Flex –
Breakthrough 3
rd
Feel
Responsive support that moves with you, with the personalized comfort of TEMPUR
• Prima
($2,299)
• Supreme
($2,899)
• Elite
($3,499)
Note: Retail list price point for queen set.

Extends Tempur-Pedic Brand Appeal and
Addressable Opportunity

2015 Tempur-Pedic Core Portfolio
TEMPUR-Cloud®
Prima
TEMPUR-Cloud® Supreme
TEMPUR-Contour™
Supreme
TEMPUR-Flex™
Supreme
TEMPUR-Cloud®
Elite
TEMPUR-Contour™ Elite
TEMPUR-Flex™
Elite
TEMPUR-Cloud®
Luxe
TEMPUR-Contour™
Rhapsody Luxe
TEMPUR-Cloud®
Luxe Breeze
TEMPUR-Contour™
Rhapsody Breeze
TEMPUR-Cloud®
Supreme Breeze
TEMPUR-Flex™
Prima
Cloud
Contour
Flex
New

71 Supported With In-Store Marketing Investment

72 Rededicating Posturepedic Brand To Its Heritage Of Unsurpassed Back Support For Posturepedic has stood for… : The Original Posturepedic Mattress 1950

New 2015 Posturepedic Collection – Significantly
Improved Value Proposition
POSTUREPEDIC
POSTUREPEDIC PLUS
POSTUREPEDIC PREMIER HYBRID
HYBRID experience
TRADITIONAL experience
($999-$1,399)
($699-$999)
($1,299-$1,999)
Improved Aesthetics And
Core Support Center In Every Model
Note: Retail list price point for queen set.

74 Showcased In New Sealy Showroom

75 New Stearns & Foster Limited Edition Collection Better Materials Better Craftsmanship Better Design Priced at $1,799-$1,999 Note: Retail list price point for queen set.

76 Enhancing Stearns & Foster Brand Message

77 New Tempur-Pedic Pillows 2015 Late 2014 TEMPUR-Cloud Pillows 77

78 MOBILE DIRECT MAIL WEBSITE PRINT Marketing Investments Pervasive Across Platforms We Remain Committed To Investing In Our Brands

Partnering With Retailers To Leverage Ad Spend 79 Proactively working with customers to leverage our collective efforts Joint creative and media buying opportunities Best in class In-store execution

80 Effective Key National Holiday Promotions

North America Key Topics 81 Overview Industry Update 2014 Review Growth Initiatives Profitability Focus Summary

Significant Margin Improvement Opportunities

2015 -2018
Objective 2014
Annual
Incremental
Operating
Income  Initiative
Sealy US Gross Margin Improvement
2
30% 33% $45 million
Cost Synergies
4
$45 million $70 million $25 million
Adjusted Operating Expense Leverage
3
29% 28% $30 million
$125 million
2015 Pricing – $25 million $25 million
These Initiatives Alone Provide More Than 300bps Of
Operating Margin Improvement
Note 1:  Represents initiatives to be achieved by 2018. Our expectation is that they will ramp through the period.  Approximately 30% of the total $125 million is incorporated into our full year
    2015 adjusted EPS guidance. See “Forward Looking Statements”.
Note 2:  Refers to Sealy gross margin in the U.S. of 30% in 2014. Sealy US gross margin improvement excludes the benefit from cost synergies.
Note 3:  Adjusted operating expense leverage is a non-GAAP measure. For information on the methodology used to present adjusted operating expense leverage and a reconciliation of operating expense  leverage please refer to slide 164.
Note 4:  Cost synergies reflect annualized cost synergies realized from the Sealy transaction.
1

Sealy Assembly Transformation

Key Initiatives Within The Plants
Standardize best practices
Embed lean principles and eliminate waste
Improve hiring and staffing
Smooth production, reduce overtime
Elevate focus on quality and customer satisfaction, lower returns
Key Initiatives Across The Network
Improve forecasting and demand planning
Reduce SKU complexity
Optimize combined TSI network
Drive Total Cost Reduction

Warehouse/Distribution Network Initiatives Timing
Consolidated Sealy Ft. Worth, TX facility into Brenham, TX facility 2014
Announced closure of Sealy Batavia, IL facility 2015
Opening Tempur Sealy multi-purpose facility in Plainfield, IN (Indianapolis) 2Q 2015
Opening Tempur Sealy multi-purpose facility in Williamsport, MD 2015
Repositioning Tempur warehouses 2014/2015
Warehouse/Distribution Network Initiatives

Sealy Distribution Points
Tempur Warehouses
Tempur Sealy Multi-Purpose Facility

Distribution network to service national retailers with considerable efficiency opportunities
Optimizing Warehouse/Distribution Network (2015)

86 Tempur Sealy Multi-Purpose Facility – Plainfield, IN

87 Tempur Distribution Center – Plainfield, IN

Capitalize On Tempur-Pedic’s Brand Strength
Price increase on Tempur-Pedic adjustable bases (select) in late 2014
Price increase on Tempur-Pedic mattresses (select) in March 2015

Note: Prices were increased on select models.
Low Single-Digit Pricing Actions Drive $25 Million Of
Margin Improvement

Overview Industry Update 2014 Review Growth Initiatives Profitability Focus Summary North America Key Topics 89

North America Summary
Tempur Sealy Has A Complete And Complementary Portfolio Of Brands And Products
We Expect Strong Market Share Gains In 2014 To Continue
Growth From New Products, Effective Marketing And Channel Synergies
Robust Product Pipeline
Commitment To Strengthening Brands
Effective Trade Customer Support
Focused On Improving Profitability
Driving Pricing And Mix
Capturing Synergies
Operating Cost Productivity

Well Positioned To Continue To Gain Market Share
And Drive Margin Improvement

David Montgomery Executive Vice President & President, International 91

Overview 2014 Review Growth Initiatives Summary International Key Topics 92

International Segment 93 International Is A $600 Million Segment

Estimated Wholesale Bedding Sales by Region

Large Markets Outside Of North America
Note: Based on CSIL World Mattress Report, 2014 (Top 35 Markets Mattress Consumption)
($ in millions
at wholesale)
$8,188
$5,090
$1,616
Asia/Australia Europe Rest of World

Geographic Commentary

Europe growth is muted, due in particular to a challenged Central European region
Tempur’s distribution is significant in Europe
Sealy’s opportunity in Europe is large
Asia-Pacific region continues to experience solid growth
Tempur has a mixed distribution model with traditional and company-owned stores
Asia JV represents Sealy brand in most countries (excluding Japan)
Latin America market is small, but growing
Tempur Sealy has a solid market position in Mexico and Argentina, and rapidly growing business in
Brazil

Tempur Sealy International

Sealy
Tempur
Sales by Brand
Tempur Sealy has strong market positions in Europe, Asia Pacific and Latin America
Mix of wholly-owned subsidiaries, JVs, licensees and 3
rd
party distributors
Broadly distributed across all key channels
Blend of wholesale distribution and managed retail stores
Supply chain mixture of wholly-owned and contract-manufactured
By Region
Asia/Australia
Europe
Latin America
60%
20%
20%

Range Of Mattress Technologies – TEMPUR Material 97 Cloud Original Sensation

Range Of Mattress Technologies – Innerspring, Hybrid And Luxury Innerspring 98 Innerspring Luxury Innerspring Hybrid

Complete Range Of Adjustable Bases And Bed Systems 99 Flex Tempur North Zero G

Complete Range Of Pillows And Accessories Original Millennium Breeze EasyClean 100

Overview 2014 Review Growth Initiatives Summary International Key Topics 101

2014 Review
2014 sales growth driven by double-digit increases in Asia Pacific and positive growth in Latin
America and Europe
Tempur-branded direct channel sales increased 39% on a constant currency basis in 2014
Operating margin pressured by Sealy introduction in Europe, unfavorable FX and country mix
Acquired Sealy brand rights in Japan, Continental Europe and the Southern Territory of Brazil
Acquired Tempur distribution rights in Mexico

103 Overview 2014 Review Growth Initiatives Summary International Key Topics

Sealy Europe Growth Initiatives Tempur Sealy Japan 104 Distribution Growth Production Innovation & Marketing `

Sealy Europe
Sealy Europe Is A $200+ Million Opportunity
Tempur Sealy Japan

Distribution Growth
Product Innovation & Marketing
Note: Management estimates. Please refer to “Forward Looking Statements”.

Sealy Europe Is A Key Growth Investment
Sealy Europe is a $200+ million opportunity
Tempur has mid-single digit share of the $4+ billion Continental European market
Sealy Europe opportunity based on achieving a similar market share level to Tempur
Build scale through mixed manufacturing model
Stearns & Foster products are being manufactured in North America and exported to Europe
Sealy Hybrid products transitioning to a higher quality new supplier in Eastern Europe in 1Q
Leveraging Tempur Europe infrastructure and premium retail distribution strength
Roll-out occurring in all key markets except the UK
Investing to build brand awareness and profitable product portfolio across technologies
Note: Market share and market size information is based on CSIL World Mattress Report, 2014 (Top 35
Markets Mattress Consumption) and management estimates.
Secured over 1,000 retail doors for initial placement of Stearns & Foster and Sealy in Europe

107 Premium Brand Positioning Stearns & Foster positioned as an All-American style luxury-priced mattress Sealy Hybrid targets mainstream core with pricing beneath Tempur and Stearns & Foster

108 Investing To Support Distribution And Build Awareness In-Store Marketing Advertising

109 Sealy Europe Significant Distribution Growth Potential Tempur Sealy Japan Distribution Growth Product Innovation & Marketing 109

110 Growth Of Distribution Around The World Tempur distributes through ~6,000 retail doors and Sealy distributes through ~5,200 retail doors Focused on expanding distribution in 2015

Significant Tempur Brand Direct Sales Growth 111 Tempur brand direct sales growth in the International segment has been driven by an increase in the number of company-owned stores and e-commerce

Tempur Branded Company-Owned Stores 112 Approaching 100 Tempur Sealy owned stores in Europe, Asia Pacific and Latin America China Holland Singapore Norway U.K.

Tempur Sealy Owned Stores In Latin America 113 Argentina Store Approximately 50 Sealy stores in Latin America

Sealy Branded Stores Operated By Our Asia JVs 114 Over 175 Sealy-branded stores operated by our Asia JVs

Tempur Branded Stores Operated By Our 3   Party
Distributors

South Africa
Dubai
India
Saudi Arabia
Kuwait
Philippines
Over 100 Tempur-branded or Tempur-only stores operated by third party distributors rd

Sealy Europe Tempur Sealy Japan Is A Key Growth Opportunity Tempur Sealy Japan 116 Distribution Growth Product Innovation & Marketing `

Tempur Sealy Japan – Growth Opportunity
Acquired Sealy brand rights in July 2014 and subsequently integrated into Tempur Japan
Integration strengthens Tempur Sealy’s market positioning and provides significant growth opportunities to leverage portfolio by expanding product offering and distribution

Sealy Europe Robust Product Pipeline Provides Large Market Share Opportunity Tempur Sealy Japan Distribution Growth Product Innovation & Marketing ` 118

Leveraging global product development scale and capabilities – significant plans for 2016
Robust Pipeline Of Consumer Preferred Products
TEMPUR-Breeze
TEMPUR-Cloud
TEMPUR North
TEMPUR Adjustable Bases

Committed To Building Brand Awareness

“For a more restful sleep
than ever”
Tempur France
China
“Weightless”
Campaign
Tempur brand awareness internationally is below 50%, and well below level in North America
Note: Management estimates.

Effective TV Ad Campaigns 121

Effective Promotions 122

Increasing Focus On Digital Communication 123

124 Effective In-Store Marketing/Product Investments

Integrated
Sales Team
Best
Dealer
Support
Best Partner
To Deliver
Gross Profit $
Category
Management
Integrated
Product
Portfolio
Best Brands
In-Store
Marketing &
Training
Striving For Highest Dealer Advocacy
Tempur, Sealy,
Stearns & Foster
Innerspring, Hybrid,
Tempur material,
Adjustable bases, Pillows
Significant investment in
in-store marketing
support and training
Improving slot
productivity and trade
spend
Coordinated portfolio
that drives traffic and
average ticket

Europe and Japan

Overview 2014 Review Growth Initiatives Summary International Key Topics 126

International Summary
2014 Growth Was Driven Largely By Higher Sales In Asia Pacific And Latin America
Investing In Future Growth – Sealy Europe Is A Significant Opportunity, Tempur Sealy Japan
Will Expand Distribution – Traditional Retailers and Company-Owned Stores
Robust Product Pipeline Provides Large Market Share Gain Opportunity
Remain Committed To Marketing Investments To Build Brand Awareness Of All Brands
Expect To Improve Efficiencies Related To Sealy Europe Ramp

Dale Williams Executive Vice President & Chief Financial Officer 128

Financial Overview Financial Outlook Capital Structure and Cash Flow Financial Key Topics 129

New Reporting Structure 130

Globally Diverse Bedding Provider Largely Sold In
The Retail Channel
2014 Net Sales
By Segment
International
North America

By Geographic Region
Europe
US
Canada
Asia Pacific
Latin America
Other
Retail
By Channel
Other
By Product
Bedding

North America – Bedding Products Principally Sold
In Retail Channel

Other
Retail
By Channel
Other
Bedding
By Product
2014 Net Sales
North America Segment
Mattresses Account For ~85% Of Bedding
Pillows Account For ~67% Of Other

Other
Retail
By Channel
Other
Bedding
By Product
2014 Net Sales
International Segment
International – Higher Mix Of Other Products Sold
In Other Channels Versus North America
Mattresses Account For ~80% Of Bedding
Pillows Account For ~75% Of Other

134 Balanced Cost Of Goods Sold Mix Consolidated Other Materials Commodities (Foam/Steel) Logistics Manufacturing/Overhead Labor

Financial Overview Financial Outlook Capital Structure and Cash Flow Financial Key Topics 135

Annual Base Growth Targets 2015-2018
Internal Target: 100bps Annual Operating Margin Improvement
Targets are based on Constant Currency
DELEVERAGING TO 3X AND RETURN VALUE TO SHAREHOLDERS
SALES GROWTH
OPERATING MARGIN IMPROVEMENT
ADJUSTED EPS GROWTH
6%
50bps
15%

Note 1:  Management estimates. Please refer to “Forward Looking Statements”.
Note 2:  Targets are based on constant currency, excluding the impact from foreign exchange. For information on the methodology used to present constant currency information please refer to slide 167.
Note 3:  Adjusted EPS (which is a non-GAAP measure) is EPS adjusted for Sealy transaction and integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations on slide 160 and the Company’s SEC filings for more information regarding the definition of adjusted EPS.

2015 Financial Guidance – Net Sales & Adjusted
EPS Growth
Note 1: Management estimates. Please refer to “Forward Looking Statements”.
Note 2: Growth presented is based on the Company’s guidance issued on February 5, 2015, which consisted of full year 2015 Net Sales of $3.050 billion to $3.150 billion and Adjusted EPS of $2.70 to $3.10.
Note 3: For information on the methodology used to present constant currency information please refer to slide 167.
Note 4: Adjusted EPS (which is a non-GAAP measure) is EPS adjusted for Sealy transaction and integration costs, interest and fees incurred in connection with debt refinancings, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations on slide 160 and the Company’s SEC filings for more information regarding the definition of adjusted EPS.
Consolidated Net Sales FY 2015 vs. FY 2014
Net Sales Growth +2% to +5%
Currency -3.5%
Constant Currency Sales Growth +5.5% to +8.5%
Adj. Earnings Per Share FY 2015 vs. FY 2014
Adjusted EPS Growth +2 to +17%
Currency -10.0%
Constant Currency Adj. EPS Growth +12% to +27%

2015 Segment Assumptions – Net Sales Growth
North America FY 2015 vs. FY 2014
Net Sales Growth +3% to +5%
Currency -1%
Constant Currency Sales Growth +4% to +6%
International FY 2015 vs. FY 2014
Net Sales Growth -1% to +6%
Currency -13%
Constant Currency Sales Growth +12% to +19%
Note 1:  Updated historical financial information based on new segments was provided in a Form 8-K filed with the SEC on February 13, 2015.
Note 2:  For information on the methodology used to present constant currency information please refer to slide 167.
Note 3:  Management estimates. Please refer to “Forward Looking Statements”.

Expect To Reverse Gross Margin Trend In 2015
2015 margin improvement to be driven by pricing, volume leverage and cost efficiencies, offset partially by unfavorable currency, product and channel mix and slight commodity inflation
Excluding FX, gross margin is expected to be up approximately 150bps to 200bps
Note 1:  For information on the methodology used to present constant currency information please refer to slide 167.
Note 2:  Management estimates. Please refer to “Forward Looking Statements”.

(GAAP Reported Operating Margin)
2014 GAAP operating margin includes $43.8 million of integration costs (1.5% of sales)
Excluding integration and financing costs, operating margin is expected to be up 10bps to 80bps in 2015
On a constant currency basis, and excluding integration and financing costs, operating margin is expected to be up 75bps to 150bps in 2015
Operating Margin Expansion In 2015
Note 1:  2015 operating margin improvement based on management estimates. Please refer to “Forward Looking Statements”.
Note 2:  Adjusted operating margin is a non-GAAP measure.  For information on the methodology used to present Adjusted operating margin and a reconciliation to GAAP operating margin please refer to slide 165.
Note 3:  For information on the methodology used to present constant currency information please refer to slide 167.
Adjusted Operating
Margin
Adjusted Operating
Margin

Tempur North America Margins Are Improving
Our first half of 2014 investments are paying off as sales grew double-digits and margins expanded considerably in the second half of 2014 as compared to the second half of 2013
2015 guidance assumes significant further margin improvement
Volume leverage, cost productivity, pricing, and fewer floor model launch costs
Note 1: 2015 operating margin improvement based on management estimates. Please refer to “Forward Looking Statements”.
Note 2: Adjusted operating margin (operating margin less corporate expense) is a non-GAAP measure. For information on Tempur North America Adjusted Operating Margin and a reconciliation to GAAP operating margin please refer to slide 163.

370bps
Improvement

Focused On Driving Sealy Margin Improvement
Note 1:  Targeted Sealy US gross margin improvement based on management estimates. Please refer to “Forward Looking Statements”.
Sealy operating margins deteriorated in the second half of 2014 vs. the second half of 2013 due primarily to manufacturing inefficiencies and unfavorable FX
Targeting 300bps of Sealy US gross margin improvement in the US (valued at $45 million in annual incremental gross profit when fully achieved) during 2015-2018

Tempur International Margins Pressured By Sealy
Mix
Note: Please refer to “Forward Looking Statements”.
Tempur International operating margins deteriorated in 2014 vs. 2013 due primarily to launch of Sealy
Europe, unfavorable FX and market weakness in Central Europe
International margins will continue to be pressured by increased Sealy mix, however in the future margin dollars will increase as Sealy sales grow in international markets

Significant Margin Improvement Opportunities
Internal Target: 100bps Annual Operating Margin Improvement
2015 -2018
Objective 2014
Annual
Incremental
Operating
Income
1
Initiative
Sealy US Gross Margin Improvement
2
30% 33% $45 million
Cost Synergies
4
$45 million $70 million $25 million
Adjusted Operating Expense Leverage
3
29% 28% $30 million
$125 million
2015 Pricing – $25 million $25 million

Note 1:  Represents initiatives to be achieved by 2018. Our expectation is that they will ramp through the period.  Approximately 30% of the total $125 million is incorporated into our full year 2015 adjusted EPS guidance. See “Forward Looking Statements”.
Note 2:  Refers to Sealy gross margin in the U.S. of 30% in 2014. Sealy US gross margin improvement excludes the benefit from cost synergies.
Note 3:  Adjusted operating expense leverage is a non-GAAP measure. For information on the methodology used to present adjusted operating expense leverage and a reconciliation to GAAP operating margin please refer to slide 164.
Note 4:  Cost synergies reflect annualized cost synergies realized from the Sealy transaction.

Targeting Base Annual Adjusted EPS Growth Of 15%
Note 1: Management estimates. Please refer to “Forward Looking Statements”.
Note 2: GAAP EPS for 2013 was $1.28 and GAAP EPS for 2014 was $1.75.
Note 3:  2015P is based on the Company’s February 5, 2015 issued guidance for Adjusted EPS for full year 2015 of $2.70 to $3.10.
Note 4:  Base Annual Adjusted EPS Growth Target is based on constant currency. For information on the methodology used to present constant currency information please refer to slide 167.
Note 5:  Adjusted EPS (which is a non-GAAP measure) is EPS adjusted for Sealy transaction and integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations on slide 160 and the
Company’s SEC filings for more information regarding the definition of adjusted EPS.
2015 Adjusted EPS is expected to grow 12% to 27% on a constant currency basis

Strengthening US Dollar Against Key Currencies Note: Factset, based on currency rates as of February 1, 2015. 146

Significant Profit Impact From Unfavorable FX
2014
FX
~$13M
Operating
Income
Impact
2015P
FX
~$24M
Operating
Income
Impact
-$37M Operating Income
IMPACT
Note 1: For information on the methodology used to present constant currency information please refer to slide 167.
Note 2: 2015 impact from FX based on management estimates for the mid-point of the Company’s 2015 financial guidance. Please refer to “Forward Looking Statements”.
2014
FX
~$0.15
EPS Impact
2015P
FX
$0.27
Projected
EPS Impact
-$0.42 Adj. EPS
IMPACT

We Are On Track To Our 2016 Targets
Adjusted EPS
Based On High End Of 2015 Guidance And Our Annual Growth Targets, We
Would Be On Pace To Achieve Our 2016 $4.00 Adj. EPS Target, On A
Constant Currency Basis

Note 1:  Management estimates. Please refer to “Forward Looking Statements”.
Note 2:  Growth presented for 2015 is based on the Company’s guidance issued on February 5, 2015, which consisted of  full year 2015 Net Sales of $3.050 billion to $3.150 billion and Adjusted EPS of $2.70 to $3.10.
Note 3:  2015 Constant Currency Adjusted EPS adjusts for the negative foreign exchange impact to adjusted EPS during 2014 and anticipated in 2015. 2016 EPS projection is based on the Company’s guidance for 2015 and the Company’s Adjusted EPS growth targets for 2015-2018 and is based on constant currency. For information on the methodology used to present constant currency information please refer to slide 167.
Note 4:  Adjusted EPS (which is a non-GAAP measure) is EPS adjusted for Sealy transaction and integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations on slide 160 and the Company’s SEC filings for more information regarding the definition of adjusted EPS.

Financial Overview Financial Outlook Capital Structure and Cash Flow Financial Key Topics 149

Revolving credit facility $16.0 2018
Term A Facility $484.5 2018
Term B Facility $594.4 2020
Senior Notes (6.875%) $375.0 2020
Sealy Notes (8.0%) $104.7 2016
Capital lease obligations and other $27.7
     Total
$1,602.3
Dec. 31, 2014 Maturity
Efficient Capital Structure

Considerable covenant headroom and sufficient liquidity
Debt
($ in millions)
Note 1:  Sealy 8% Notes outstanding is based on present value of notes still outstanding using a market discount rate.  The principal amount of the notes accrete 8% per annum accruing semi-annually and mature on July 15,
2016.  Note holders can convert the notes into cash at any time until maturity. For more information regarding the terms of the Sealy 8% Notes please refer to the Company’s SEC filings.
Note 2:  Total revolving credit facility is $350.0 million.
Note 3:  Please refer to slide 162 and the Company’s SEC filings for more information regarding the calculation of the leverage ratio for purposes of the Company’s senior secured facility.

Strong Cash Flow Characteristics

($ in millions)
Operating and Free Cash Flow
Note 1:  Management estimates. Please refer to “Forward Looking Statements”.
Note 2: Free cash flow is a non-GAAP measure. For information on the methodology used to present free cash flow information and a reconciliation to operating cash flow please refer to slide 166.
Note 3: 2015 Operating cash flow and free cash flow projections include the impact from foreign exchange.
Note 4:  For information on the methodology used to present constant currency information please refer to slide 167.
Multi-year add back to net income as D&A should continue to exceed annual Capex by $30M+
On a constant currency basis, based on our 2015 guidance, operating cash flow in 2015 would exceed $250 million and free cash flow would exceed $200 million

Solid Adjusted EBITDA Growth

($ in millions)
Adjusted EBITDA
Note 1:  Management estimates. Please refer to “Forward Looking Statements”.
Note 2:  For information on the methodology used to present constant currency information please refer to slide 167.
Note 3:  Adjusted EBITDA (which is a non-GAAP measure) represents EBITDA adjusted for the loss on disposal of business, Sealy transaction and integration costs, and purchase price allocation (“PPA”) inventory adjustments related to the Sealy acquisition, financing and refinancing costs, non-cash compensation, restructuring and other. Please refer to the reconciliation included on slide 161 of this presentation and the
Company’s SEC filings for more information regarding the definition of adjusted EBITDA and the calculation of the leverage ratio for purposes of the Company’s senior secured facility.
Currency negatively impacted Adjusted EBITDA by $13 million in 2014 and expected to impact Adjusted EBITDA $24 million in 2015 based on the mid-point of 2015 guidance
Ex.
FX
Ex.
FX

Adjusting Leverage Target To 3x
($ in millions)
Consolidated Funded Debt Less
Qualified Cash to Adjusted EBITDA
As a larger more stable company, our optimal capital structure is 3x
2014 credit agreement amendment allows cash utilization flexibility below 3.5x
Value creation generated through deleverage and/or returning value to shareholders
Note 1:  Information for 2015 based on management estimates. Please refer to “Forward Looking Statements”.
Note 2:  Adjusted EBITDA (which is a non-GAAP measure) represents EBITDA adjusted for the loss on disposal of business, Sealy transaction and integration costs, and purchase price allocation (“PPA”) inventory adjustments related to the Sealy acquisition, financing and refinancing costs, non-cash compensation, restructuring and other. Please refer to the reconciliation included on slides 161-162 of this presentation and the Company’s SEC filings for more information regarding the definition of adjusted EBITDA and the calculation of consolidated funded debt less qualified cash and the calculation of the leverage ratio for purposes of the Company’s senior secured facility (which are non-GAAP measures).

Significant Operating Cash Flow With Commitment To
Enhance Stockholder Value
($ in millions)
Prior to the Sealy acquisition, repurchased 49 million shares between 2005 and 2012 for $1.3 billion
($26.46 average price)

Mark Sarvary President & Chief Executive Officer 155

Tempur Sealy Strategic Priorities
Leverage and Strengthen Our Comprehensive
Portfolio Of Iconic Brands & Products
Expand Distribution And Seek Highest Dealer
Advocacy
Expand Margins With Focus On Driving
Significant Cost Improvement
Leverage Global Scale For Competitive
Advantage
Delivering Value For Stockholders

• Base Annual Targets:
Sales Growth Of 6% And Adjusted
EPS Growth Of 15%
• Strong Cash Flow To Reduce Debt
And Return Value to Stockholders
Accretive Acquisitions Of Licensees And Joint
Ventures
Note 1:  Management estimates. Please refer to “Forward Looking Statements”.
Note 2:  Targets are based on constant currency. For information on the methodology used to present constant currency information please refer to slide 167.
Note 3:  Adjusted EPS (which is a non-GAAP measure) is EPS adjusted for Sealy transaction and integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations on slide 160 and the
Company’s SEC filings for more information regarding the definition of adjusted EPS.

Q&A with Leadership Team 157

Appendix 158

Use of Non-GAAP Financial Measures
In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted earnings per share, earnings before interest, taxes, depreciation, and amortization (“EBITDA”), adjusted EBITDA, and consolidated funded debt and consolidated funded debt less qualified cash,
Tempur North America adjusted operating income and operating margin, adjusted operating expenses, adjusted operating income and operating margin and free cash flow, which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income as a measure of operating performance or total debt. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies.
Adjusted Net Income/Adjusted EPS
A reconciliation of adjusted net income and adjusted earnings per share is provided on slide 160. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the impact of various costs associated with the Sealy acquisition and the disposal of the three U.S.
innerspring component facilities and the accelerated amortization of deferred financing charges for voluntary prepayment of Term A and Term B loans, other income related to certain other non-recurring items, including income from a partial settlement of a legal dispute, and adjustment of taxes to a normalized rate related to the aforementioned items and other discrete income tax events.
EBITDA/Adjusted EBITDA
A reconciliation of EBITDA and adjusted EBITDA to the Company’s net income and a reconciliation of total debt to consolidated funded debt and consolidated funded debt less qualified cash are provided on slides 161 and 162. Management believes that the use of EBITDA and adjusted EBITDA also provides investors with useful information with respect to the terms of the Company’s senior secured credit facility and the Company’s compliance with key financial covenants.
For more information regarding adjusted EPS, adjusted EBITDA and other terms used in the Company’s senior secured facility, please refer to the Company’s SEC filings.
Tempur North America Adjusted Operating Income and Margin Reconciliation
A reconciliation of Tempur North America GAAP operating income and operating margin to adjusted operating income and operating margin, which are GAAP operating income and GAAP operating margin less certain corporate expenses, is provided on slide 163.  Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to Tempur North America’s operating performance excluding the impact of certain corporate expenses.
Adjusted Operating Expenses
A reconciliation of GAAP operating expenses to adjusted operating expenses, which is GAAP operating expenses less integration and financing costs, is provided on slide
164.  Management believes that the use of this non-GAAP financial measure provides investors with additional useful information with respect to the Company’s operating performance and initiative to deleverage operating expenses during 2015-2018. The reconciliation provides information on the methodology used to present operating expenses, including the exclusion of integration and financing costs related to the Sealy acquisition.
Adjusted Operating Income and Margin
A reconciliation of GAAP operating income and operating margin to adjusted operating income and operating margin, which are GAAP operating income and GAAP operating margin less integration and financing costs, is provided on slide 165. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the Company’s operating income and margin performance excluding the impact of integration and financing costs related to the
Sealy acquisition.
Free Cash Flow
A reconciliation of cash provided by operating activities to free cash flow, which is cash provided by operating activities less purchases of property, plant and equipment, is presented on slide 166. Management believes that the use of this non-GAAP financial measure provides investors with additional useful information with respect to the
Company’s cash generation and financial strength.

2014 Adjusted EPS Reconciliation
2013 and 2014 Adjusted EPS
(1) Loss on disposal of business represents costs associated with the disposition of the three U.S. innerspring component facilities and related equipment.
(2) Transaction and integration represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition.
(3) Financing costs represent costs incurred in connection with the amendment and refinancing of our senior secured credit facility in 2014 and 2013, respectively.
(4) Other income includes certain other non-recurring items, including income from a partial settlement of a legal dispute.
(5) Adjustment of taxes to normalized rate represents adjustments associated with the aforementioned items and other discrete income tax events.
Note: 2013 includes Sealy from March 18 to December 31, 2013.

Year Ended Year Ended
(in millions, except per share amounts)
December 31, December 31,
2013 2014
Net income 78.6 $                     108.9 $
Plus:
Loss on disposal of business, net of tax
(1)
-- 16.7
Transaction costs, net of tax
(2)
13.2 --
Integration costs, net of tax
(2)
37.2 30.6
Financing costs, net of tax
(3)
6.5
3.4
Other income, net of tax
(4)
--
(11.3)
Adjustment of taxes to normalized rate
(5)
10.9
16.3
Adjusted net income 146.4 $                   164.6 $
Earnings per share, diluted 1.28 $                     1.75 $
Loss on disposal of business, net of tax
(1)
-- 0.27
Transaction costs, net of tax
(2)
0.21 --
Integration costs, net of tax
(2)
0.60 0.49
Financing costs, net of tax
(3)
0.11
0.05
Other income, net of tax
(4)
--
(0.18)
Adjustment of taxes to normalized rate
(5)
0.18
0.27
Adjusted earnings per share, diluted 2.38 $                     2.65 $
Diluted shares outstanding 61.6 62.1

Adjusted EBITDA Reconciliation
2013 and 2014 Adjusted EBITDA

Year Ended Year Ended
(in millions) December 31, December 31,
2013
(1)
2014
Net income attributable to Tempur Sealy International, Inc. 75.6 $                     108.9 $
Interest expense 133.2 91.9
Income taxes 39.0 64.9
Depreciation & amortization 98.6 89.7
EBITDA 346.4 $                   355.4 $
Adjustments for financial covenant purposes:
Transaction costs
(2)
25.2
Integration costs
(2)
15.3 40.3
Financing and Refinancing charges
(3)
2.4 1.3
Non-cash compensation
(4)
5.8
Restructuring and impairment related charges
(5)
7.8
Loss on disposal of business and discontinued operations
(6)
0.6 23.2
Other
(7)
7.6 (15.6)
Adjusted EBITDA 411.1 $                   404.6 $
(1)   2013 is presented according to the methodology used for the Company’s senior secured facilities and is based on trailing twelve month Adjusted EBITDA for both Tempur-Pedic and Sealy.
(2)   Transaction and integration represent costs related to the Sealy Acquisition, including legal fees, professional fees and other charges to align the businesses.
(3)   Financing costs represent costs incurred in connection with the amendment of our senior secured credit facility and refinancing charges represent costs associated with debt refinanced by Sealy prior to the Sealy Acquisition.
(4)   Non-cash compensation represent costs associated with various share-based awards.
(5)   Restructuring and impairment represent costs related to restructuring the Tempur Sealy business and asset impairment costs recognized by Sealy prior to the Sealy Acquisition.
(6)   Loss on disposal of business represents costs associated with the disposition of the three U.S. innerspring component production facilities and related equipment and discontinued operations represent  losses from Sealy's  divested operation prior to the Sealy Acquisition.
(7)   Other income in 2014 includes certain other non-recurring items, including income from a partial settlement of a legal dispute.
—
—
—

Debt Reconciliation and Leverage Ratio Calculation
Reconciliation of Total Debt to Consolidated Funded Debt Less Qualified Cash
(1) Qualified cash as defined in the Company's senior secured credit facility equals 100.0% of unrestricted domestic cash plus 60.0% of unrestricted foreign cash. For purposes of calculating leverage ratios, qualified cash is capped at $150.0 million.
(2) The ratio of consolidated debt less qualified cash to adjusted EBITDA was 3.89 times, within the Company's covenant, which requires this ratio to be less than 4.75 times at December 31, 2014.
Note: For more details regarding consolidated funded debt, consolidated funded debt less qualified cash and Adjusted EBITDA, please refer to the Company’s SEC filings.

As of
(in millions, except ratio)
December 31,
2014
Total debt 1,602.3 $
Plus:
Letters of credit outstanding 18.2
Consolidated funded debt 1,620.5
Less:
Domestic qualified cash
(1)
25.9
Foreign qualified cash
(1)
21.9
Consolidated funded debt less qualified cash 1,572.7 $
Adjusted EBITDA 404.6
Consolidated funded debt less qualified cash to Adjusted EBITDA
(2)
3.89 times

Tempur North America Adjusted Operating Margin
Reconciliation
Tempur North America
Adjusted Operating Income And Operating Margin

Tempur North America 2013 - 2014 Year Ended Year Ended
(in millions, except percentage amounts)
December 31, December 31,
2013 2014
Operating Income, Tempur North America segment $67.6 $84.9
Tempur North America Net Sales 910.0 993.2
Operating Margin (GAAP) 7.4% 8.5%
Corporate expenses included in Tempur North America segment 83.0 75.5
Adjusted Operating Income less corporate expenses $150.6 $160.4
Tempur North America Net Sales 910.0 993.2
Adjusted Operating Margin 16.5% 16.1%
Tempur North America 2H 2013 vs. 2H 2014 Six Months Ended Six Months Ended
(in millions, except percentage amounts)
December 31, December 31,
2013 2014
Operating Income, Tempur North America segment $41.5 $65.5
Tempur North America Net Sales 468.6 542.9
Operating Margin (GAAP) 8.9% 12.1%
Corporate expenses included in Tempur North America segment 32.7 40.2
Adjusted Operating Income less corporate expenses $74.2 $105.7
Tempur North America Net Sales 468.6 542.9
Adjusted Operating Margin 15.8% 19.5%

Adjusted Operating Expenses
2014 Adjusted Operating Expenses

Tempur Sealy International, Inc. Year Ended
(in millions, except percentage amounts)
December 31,
2014
Consolidated net sales $2,989.8
Selling and marketing expenses 619.9
General, administrative and other expenses 280.6
Operating Expenses 900.5
Operating Expenses as a % of Consolidated Net Sales 30%
Operating Expenses $900.5
Less: Integration and financing costs 43.8
Operating Expenses less Integration and financing costs $856.7
Adjusted Operating Expenses as a % of Consolidated Net Sales 29%
Note 1:  Integration costs represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition.
Note 2:  Financing costs represent costs incurred in connection with the amendment of our senior secured credit facility.

Adjusted Operating Margin
2014 Adjusted Operating Income and Margin

Tempur Sealy International, Inc. Year Ended
(in millions, except percentage amounts)
December 31,
2014
Operating Income, Tempur Sealy International, Inc. $276.3
Consolidated net sales 2,989.8
Operating Margin (GAAP) 9.2%
Operating Income, Tempur Sealy International, Inc. $276.3
Plus: Integration and financing costs 43.8
Adjusted Operating Income $320.1
Consolidated net sales 2,989.8
Adjusted Operating Margin (Non-GAAP) 10.7%
Note 1:  Integration costs represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition.
Note 2:  Financing costs represent costs incurred in connection with the amendment of our senior secured credit facility.

Free Cash Flow
2014 Free Cash Flow

Tempur Sealy International, Inc. Year Ended Year Ended
(in millions)
December 31, December 31,
2013 2014
Net cash provided by operating activities $98.5 $225.2
Less: Purchases of property, plant and equipment 40.0 47.5
Free Cash Flow $58.5 $177.7

Constant Currency Information
In this investor presentation the Company refers to, and in other press releases and other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a “constant currency basis” or “excluding FX”, which is a non-GAAP measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance. The information presented on a constant currency basis is not recognized under U.S. GAAP, and this information is not intended as a substitute for reviewing information presented on a GAAP basis.